MANAGED DISTRIBUTION POLICY

     The Blue Chip Value Fund, Inc. (the “Fund”) has a Managed Distribution Policy. This policy is to make quarterly distributions of at least 2.5% of the Fund’s net asset value (“NAV”) to stockholders. This is the quarterly payment that Fund investors elect to receive in cash or reinvest in additional shares through the Fund’s Dividend Reinvestment Plan. The Board of Directors believes this policy creates a predictable level of quarterly cash flow to Fund shareholders.

     The table on the next page sets forth the estimated amounts of the most recent quarterly distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gain; and return of capital.

     You should not necessarily draw any conclusions about the Fund’s investment performance from the amount of the distributions, as summarized in the table on the next page, or from the terms of the Fund’s Managed Distribution Policy.

     The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of the distributions, as summarized in the table on the next page, may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” It is important to note that the Fund’s investment adviser, Denver Investment Advisors LLC, seeks to minimize the amount of net realized capital gains, if consistent with the Fund’s investment objective, to reduce the amount of income taxes incurred by our stockholders. This strategy can lead to greater levels of return of capital being paid out under the Managed Distribution Policy.

     The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

     The Fund’s Managed Distribution Policy may be changed or terminated at the discretion of the Fund’s Board of Directors without prior notice to stockholders. If, for example, the Fund’s total distributions for the year result in taxable return of capital, the Fund’s Board of Directors would consider that factor, among others, in determining whether to retain, alter or eliminate the Managed Distribution Policy. It is possible, that the Fund’s market price may decrease if the Managed Distribution Policy is terminated. At this time, the Board has no intention of making any changes or terminating the Managed Distribution Policy.

ESTIMATED SOURCES OF DISTRIBUTIONS
				% Breakdown
				of the Total
		% Breakdown	Total Cumulative	Cumulative
		of the	Distributions	Distributions
	Current	Current	for the Fiscal	for the Fiscal
	Distribution ($)	Distribution	Year to Date ($)	Year to Date
Net Investment Income	$0.0014	0.93%	$0.0087	1.98%
Net Realized Short Term Capital Gains	$0.0000	0.00%	$0.0474	10.77%
Net Realized Long Term Capital Gains	$0.0538	35.87%	$0.1799	40.89%
Return of Capital	$0.0948	63.20%	$0.2040	46.36%
Total (per common share)	$0.1500	100%	$0.4400	100%

Average annual total return (in relation to NAV) for the 5 years
ending September 30, 2007				15.62%
Annualized current distribution rate expressed as a percentage
of NAV as of September 30, 2007				9.88%
Cumulative total return (in relation to NAV) for the fiscal year
through September 30, 2007				8.84%
Cumulative fiscal year distributions as a percentage
of NAV as of September 30, 2007				7.41%

1-800-624-4190 • www.blu.com	1

2	Third Quarter Report September 30, 2007

TABLE OF CONTENTS

Managed Distribution Policy	Inside Front Cover

Stockholder Letter	5

Sector Diversification Chart	6

Average Annual Total Returns	6

Change in Investment of $10,000	7

Performance History	8

Dividend Reinvestment and Cash Purchase Plan	9

Other Important Information	10

Statement of Investments	11

Country Breakdown	15

Statement of Assets and Liabilities	16

Statement of Operations	17

Statements of Changes in Net Assets	18

Statement of Cash Flows	19

Financial Highlights	20

Notes to Financial Statements	22

The Investment Adviser’s Commentary included in this report contains certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

1-800-624-4190 • www.blu.com	3

4	Third Quarter Report September 30, 2007

INVESTMENT ADVISER’S COMMENTARY

Dear Fellow Stockholders:	November 16, 2007

     The Blue Chip Value Fund, Inc.’s net asset value rose 1.62% in the third quarter and was up 8.84% for the past three quarters of the year. The S&P 500 Index was up 2.03% and 9.13% for the same periods. The Fund’s peer group as represented by the Lipper Large-Cap Core Index was up 1.85% for the quarter and 9.32% for the year to date. At the time this letter is being written, in early November, our year to date portfolio performance is behind that of the S&P 500 by approximately 2 percentage points. We are disappointed with these results.

     This year our exposure to financial stocks has hurt our portfolio. Despite our research efforts, we underestimated the damage to earnings of banks, brokerage and insurance companies from the mortgage market turmoil. In response, we have reduced our exposure to these sectors of the market. It is not possible for us to forecast accurately the magnitude of the problem or the bottom point for these stocks. We believe, however, that at some point they should offer very good value.

     In comparison to the financial stocks, the rest of our portfolio is performing much better. We have had especially good returns in capital goods, energy, commercial services and consumer staple stocks.

     Individual stocks in our portfolio that have done well this year include Parker Hannifin, Nokia, Teva Pharmaceuticals, Transocean and Occidental Petroleum. Stocks that have done poorly year to date include, MBIA, Citigroup, Radian Group, Merrill Lynch, and Countrywide Financial. We have completely eliminated Radian and Countrywide from our portfolio.

     Looking ahead we believe the next few months will be volatile as investors struggle to determine the magnitude of the mortgage problems to the economy. We do point out that there have been many crises in the past and we have navigated through them.

     The U.S. and World economies are slowing and there is a meaningful debate about the likelihood of a recession in the U.S. There are powerful cross currents. For example the weak dollar has led to strong exports, but unemployment is beginning to grow.

     We believe stocks are reasonably valued. Our economy is relatively stable because it is both diversified and service oriented. Therefore, we are cautiously optimistic about the year ahead. As always we are working hard to find good investments for the Fund.

1-800-624-4190 • www.blu.com	5

Sector Diversification in Comparison to S&P 500 as of September 30, 2007*
	Fund	S&P 500
Basic Materials	2.6%	2.8%
Capital Goods	12.0%	9.5%
Commercial Services	2.1%	2.0%
Communications	7.1%	7.8%
Consumer Cyclical	11.4%	11.2%
Consumer Staples	6.7%	9.2%
Energy	9.5%	11.2%
Interest Rate Sensitive	17.5%	17.7%
Medical/Healthcare	16.4%	11.0%
REITs	0.0%	1.2%
Technology	9.4%	11.1%
Transportation	1.8%	1.7%
Utilities	1.6%	3.6%
Short-Term Investments	1.9%	0.0%
*Sector diversification percentages are based on the Fund’s total investments at market value. Sector diversification is subject to change and may not be representative of future investments.

Average Annual Total Returns as of September 30, 2007
Return	3 Mos.	YTD	1-Year	3-Year	5-Year	10-Year

Blue Chip Value Fund – NAV	1.62%	8.84%	17.71%	14.46%	15.62%	6.27%
Blue Chip Value Fund –
Market Price	0.65%	6.76%	11.30%	9.59%	15.30%	6.34%
S&P 500 Index	2.03%	9.13%	16.44%	13.14%	15.45%	6.57%

Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold. Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend rein- vestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Please note that the Fund’s total return shown above does not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Current performance may be higher or lower than the total return shown above. Please visit our website at www.blu.com to obtain the most recent month end returns. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

6	Third Quarter Report September 30, 2007

Please Note: Performance calculations are as of the end of December each year and the current period end. Past performance is not indicative of future results. This chart assumes an investment of $10,000 on 1/1/97. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. It is an unmanaged index.

Please see Average Annual Total Return information on page 6.

1-800-624-4190 • www.blu.com	7

Please Note: line graph points are as of the end of each calendar quarter.
Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold.
[1]Reflects the actual market price of one share as it has traded on the NYSE.
[2]Reflects the actual NAV of one share.
[3]The graph above includes the distribution totals since January 1, 1997, which equals $9.08 per share. For the nine months ended September 30, 2007 two distributions have been paid. The NAV Per Share is reduced by the amount of the distribution on the ex-dividend date. The sources of these distributions are as follows:

	Net
	Investment	Capital	Return of	Total Amount
Year	Income	Gains	Capital	of Distribution
1997	$0.1000	$1.4700	$0.0000	$1.57
1998	$0.0541	$1.0759	$0.0000	$1.13
1999	$0.0335	$1.6465	$0.0000	$1.68
2000	$0.0530	$0.8370	$0.0000	$0.89
2001	$0.0412	$0.3625	$0.3363	$0.74
2002	$0.0351	$0.0000	$0.5249	$0.56
2003	$0.0136	$0.0000	$0.4964	$0.51
2004	$0.0283	$0.5317	$0.0000	$0.56
2005	$0.0150	$0.1128	$0.4422	$0.57
2006	$0.0182	$0.1260	$0.4358	$0.58
YTD 2007 (estimated)	$0.0072	$0.1735	$0.1093	$0.29
Totals	$0.3992	$6.3359	$2.3449	$9.08
% of Total
Distribution	4.40%	69.78%	25.82%	100.00%

8	Third Quarter Report September 30, 2007

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     The Fund’s Dividend Reinvestment and Cash Purchase Plan offers stockholders the opportunity to reinvest dividends and capital gain distributions in additional shares of the Fund. A stockholder may also make additional cash investments under the Plan. There is no service charge for participation.

     Participating stockholders will receive additional shares issued at a price equal to the net asset value per share as of the close of the New York Stock Exchange on the record date (“Net Asset Value”), unless at such time the Net Asset Value is higher than the market price of the Fund’s common stock, plus brokerage commission. In this case, the Fund will attempt, generally over the next 10 business days (the “Trading Period”), to acquire shares of the Fund’s common stock in the open market at a price plus brokerage commission which is less than the Net Asset Value. In the event that prior to the time such acquisition is completed, the market price of such common stock plus commission equals or exceeds the Net Asset Value, or in the event that such market purchases are unable to be completed by the end of the Trading Period, then the balance of the distribution shall be completed by issuing additional shares at Net Asset Value.

     Participating stockholders may also make additional cash investments (minimum $50 and maximum $10,000 per month) by check or money order (or by wire for a $10 fee) to acquire additional shares of the Fund. Please note, however, that these additional shares will be purchased at market value plus brokerage commission (without regard to net asset value) per share.

     A stockholder owning a minimum of 50 shares may join the Plan by sending an Enrollment Form to the Plan Agent at Mellon Investor Services, 480 Washington Blvd., Jersey City, NJ 07310.

     The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends or distributions, even though the stockholder does not receive the cash. Participants must own at least 50 shares at all times.

     A stockholder may elect to withdraw from the Plan at any time on 15-days’ prior written notice, and receive future dividends and distributions in cash. There is no penalty for withdrawal from the Plan and stockholders who have withdrawn from the Plan may rejoin in the future.

    The Fund may amend the Plan at any time upon 30-days prior notice to participants.

     Additional information about the Plan may be obtained from Blue Chip Value Fund, Inc. by writing to 1225 17th Street, 26th Floor, Denver, CO 80202, by telephone at (800) 624-4190 or by visiting us at www.blu.com.

     If your shares are registered with a broker, you may still be able to participate in the Fund’s Dividend Reinvestment Plan. Please contact your broker about how to participate and to inquire if there are any fees which may be charged by the broker to your account.

1-800-624-4190 • www.blu.com	9

OTHER IMPORTANT INFORMATION

How to Obtain a Copy of the Fund’s Proxy Voting Policies and Records

     A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling (800) 624-4190; (2) on the Fund’s website at www.blu.com and (3) on the Fund’s Form N-CSR which is available on the U.S. Securities and Exchange Commission (“SEC”) website at www.sec.gov.

     Information regarding how the Fund’s investment adviser voted proxies relating to the Fund’s portfolio securities during the most recent 12-month period ended June 30 is available, (1) without charge, upon request by calling (800) 624-4190; (2) on the Fund’s website at www.blu.com and (3) on the SEC website at www.sec.gov.

Quarterly Portfolio Holdings

     The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition, the Fund’s complete schedule of portfolio holdings for the first and third quarters of each fiscal year is available on the Fund’s website at www.blu.com.

Send Us Your E-mail Address

     If you would like to receive monthly portfolio composition and characteristic updates, press releases and financial reports electronically as soon as they are available, please send an e-mail to blu@denveria.com and include your name and e-mail address. You will still receive paper copies of any required communications and reports in the mail. This service is completely voluntary and you can cancel at any time by contacting us via e-mail at blu@denveria.com or toll-free at 1-800-624-4190.

10	Third Quarter Report September 30, 2007

BLUE CHIP VALUE FUND, INC.

STATEMENT OF INVESTMENTS
September 30, 2007 (Unaudited)
			Market
	Shares	Cost	Value
COMMON STOCKS – 106.16%
BASIC MATERIALS – 2.81%
Forestry & Paper – 2.81%
Ball Corp.	88,040	$4,634,498	$4,732,150
TOTAL BASIC MATERIALS		4,634,498	4,732,150

CAPITAL GOODS – 13.02%
Aerospace & Defense – 5.20%
General Dynamics Corp.	55,000	2,948,776	4,645,850
Raytheon Co.	64,400	2,444,777	4,110,008
		5,393,553	8,755,858
Farm Equipment – 2.78%
CNH Global N.V. - ADS (Netherlands)	77,200	3,181,618	4,689,128

Industrial Products – 5.04%
ITT Corp.	49,400	2,701,957	3,355,742
Parker Hannifin Corp.	45,900	3,261,524	5,132,997
		5,963,481	8,488,739
TOTAL CAPITAL GOODS		14,538,652	21,933,725

COMMERCIAL SERVICES – 2.30%
IT Services – 1.13%
Computer Sciences Corp.**	33,950	1,606,368	1,897,805

Transaction Processing – 1.17%
The Western Union Co.	94,100	1,738,127	1,973,277
TOTAL COMMERCIAL SERVICES		3,344,495	3,871,082

COMMUNICATIONS – 7.68%
Networking – 3.83%
Cisco Systems Inc.**	194,700	4,936,873	6,446,517

Telecomm Equipment & Solutions – 3.85%
Nokia Corp. - ADR (Finland)	51,230	849,215	1,943,154
QUALCOMM Inc.	107,700	4,585,089	4,551,402
		5,434,304	6,494,556
TOTAL COMMUNICATIONS		10,371,177	12,941,073

CONSUMER CYCLICAL – 12.33%
Clothing & Accessories – 3.19%
TJX Companies Inc.	184,900	4,512,232	5,375,043

Department Stores – 2.60%
J.C. Penney Co. Inc.	69,000	4,508,048	4,372,530

1-800-624-4190 • www.blu.com	11

STATEMENT OF INVESTMENTS (cont’d.)
			Market
	Shares	Cost	Value
Hotels & Gaming – 2.56%
Starwood Hotels & Resorts Worldwide Inc.	71,100	$3,032,156	$4,319,325

Publishing & Media – 2.08%
Walt Disney Co.	102,100	2,570,509	3,511,219

Restaurants – 1.90%
Darden Restaurants Inc.	76,340	2,017,201	3,195,592
TOTAL CONSUMER CYCLICAL		16,640,146	20,773,709

CONSUMER STAPLES – 7.28%
Consumer Products – 2.54%
Colgate Palmolive Co.	60,000	3,410,589	4,279,200

Food & Agricultural Products – 4.74%
Bunge Ltd.	41,200	1,927,317	4,426,940
Campbell Soup Co.	95,900	3,217,540	3,548,300
		5,144,857	7,975,240
TOTAL CONSUMER STAPLES		8,555,446	12,254,440

ENERGY – 10.22%
Exploration & Production – 4.69%
Occidental Petroleum Corp.	64,680	1,862,346	4,144,695
XTO Energy Inc.	60,830	1,882,860	3,761,727
		3,745,206	7,906,422
Integrated Oils – 2.03%
Marathon Oil Corp.	60,000	1,245,020	3,421,200

Oil Services – 3.50%
Transocean Inc.**	52,100	2,490,724	5,889,905
TOTAL ENERGY		7,480,950	17,217,527

INTEREST RATE SENSITIVE – 18.99%
Integrated Financial Services – 2.37%
Citigroup Inc.	85,600	3,791,519	3,994,952

Property Casualty Insurance – 7.21%
ACE Ltd. (Cayman Islands)	60,300	3,335,901	3,652,371
American International Group Inc.	81,600	5,255,975	5,520,240
MBIA Inc.	48,590	2,855,134	2,966,419
		11,447,010	12,139,030
Regional Banks – 1.51%
Wachovia Corp.	50,600	2,575,760	2,537,590

12	Third Quarter Report September 30, 2007

STATEMENT OF INVESTMENTS (cont’d.)
			Market
	Shares	Cost	Value
Securities & Asset Management – 4.58%
INVESCO PLC - ADR (Great Britain)	117,000	$2,860,479	$3,194,100
Merrill Lynch & Co. Inc.	24,300	1,336,651	1,732,104
State Street Corp.	41,000	2,715,421	2,794,560
		6,912,551	7,720,764
Specialty Finance – 2.01%
Freddie Mac	57,300	3,622,724	3,381,273

Thrifts – 1.31%
Washington Mutual Inc.	62,300	2,460,354	2,199,813
TOTAL INTEREST RATE SENSITIVE		30,809,918	31,973,422

MEDICAL - HEALTHCARE – 17.70%
Medical Technology – 6.53%
Medtronic Inc.	98,000	4,837,379	5,528,180
Zimmer Holdings Inc.**	67,600	4,751,683	5,474,924
		9,589,062	11,003,104
Pharmaceuticals – 11.17%
Abbott Laboratories	128,000	5,474,045	6,863,360
Amgen Inc.**	68,200	4,016,687	3,858,074
Barr Pharmaceuticals Inc.**	34,100	1,589,798	1,940,631
Teva Pharmaceutical Industries
Ltd. - ADR (Israel)	138,300	3,679,708	6,150,201
		14,760,238	18,812,266
TOTAL MEDICAL - HEALTHCARE		24,349,300	29,815,370

TECHNOLOGY – 10.14%
Computer Software – 2.19%
Microsoft Corp.	124,900	3,327,879	3,679,554

PC’s & Servers – 3.52%
International Business Machines Corp.	50,300	4,074,509	5,925,340

Semiconductors – 4.43%
Altera Corp.	109,700	2,100,294	2,641,576
Intel Corp.	186,500	3,681,180	4,822,890
		5,781,474	7,464,466
TOTAL TECHNOLOGY		13,183,862	17,069,360

TRANSPORTATION – 2.00%
Railroads – 2.00%
Norfolk Southern Corp.	64,800	2,308,288	3,363,768
TOTAL TRANSPORTATION		2,308,288	3,363,768

1-800-624-4190 • www.blu.com	13

STATEMENT OF INVESTMENTS (cont’d.)

	Shares	Cost	Market Value
UTILITIES – 1.69%
Regulated Electric – 1.69%
PPL Corp.	61,450	$2,830,425	$2,845,135
TOTAL UTILITIES		2,830,425	2,845,135
TOTAL COMMON STOCKS		139,047,157	178,790,761

SHORT TERM INVESTMENTS – 2.02%
Goldman Sachs Financial Square
Prime Obligations Fund - FST Shares	3,404,116	3,404,116	3,404,116
TOTAL SHORT TERM INVESTMENTS		3,404,116	3,404,116

TOTAL INVESTMENTS	108.18%	$142,451,273	$182,194,877
Liabilities in Excess of Other Assets	(8.18%)		(13,783,296)
NET ASSETS	100.00%		$168,411,581

**Non Income Producing Security.
ADR - American Depositary Receipt.
ADS - American Depositary Share.

See accompanying notes to financial statements.

14	Third Quarter Report September 30, 2007

BLUE CHIP VALUE FUND, INC.

COUNTRY BREAKDOWN
As of September 30, 2007 (Unaudited)

Country	Market Value	%
United States	$159,161,807	94.51%
Israel	6,150,201	3.65%
Netherlands	4,689,128	2.78%
Cayman Islands	3,652,371	2.17%
Great Britain	3,194,100	1.90%
Finland	1,943,154	1.15%
Short Term Investments	3,404,116	2.02%
Total Investments	$182,194,877	108.18%
Liabilities in Excess of Other Assets	(13,783,296)	(8.18%)
Net Assets	$168,411,581	100.00%

Please note the country classification is based on the company headquarters. All of the Fund’s investments are traded on U.S. exchanges.

1-800-624-4190 • www.blu.com	15

BLUE CHIP VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2007 (Unaudited)

ASSETS
Investments at market value (identified cost $142,451,273)	$182,194,877
Dividends receivable	124,777
Interest receivable	5,277
Other assets	1,498
TOTAL ASSETS	182,326,429

LIABILITIES
Loan payable to bank (Note 4)	10,525,000
Interest due on loan payable to bank	52,317
Payable for investment securities purchased	3,167,898
Advisory fee payable	82,807
Administration fee payable	9,857
Accrued Compliance Officer fees	3,708
Accrued expenses and other liabilities	73,261
TOTAL LIABILITIES	13,914,848
NET ASSETS	$168,411,581

COMPOSITION OF NET ASSETS
Capital stock, at par	$283,335
Paid-in-capital	130,453,458
Undistributed net investment income	40,327
Accumulated net realized gain	5,860,392
Net unrealized appreciation on investments	39,743,604
Undesignated distributions (Note 1)	(7,969,535)
NET ASSETS	$168,411,581

SHARES OF COMMON STOCK OUTSTANDING
(100,000,000 shares authorized at $0.01 par value)	28,333,479

Net asset value per share	$5.94

See accompanying notes to financial statements.

16	Third Quarter Report September 30, 2007

BLUE CHIP VALUE FUND, INC.

STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2007 (Unaudited)

INCOME
Dividends (net of foreign withholding taxes
of $19,859)	$1,886,033
Interest	23,523
TOTAL INCOME		$1,909,556

EXPENSES
Investment advisory fee (Note 3)	727,401
Administrative services fee (Note 3)	77,787
Interest on loan payable to bank	529,411
Stockholder reporting	84,743
Legal fees	71,436
Directors’ fees	51,901
Transfer agent fees	44,720
NYSE listing fees	20,265
Audit and tax preparation fees	20,581
Chief Compliance Officer fees	15,375
Insurance and fidelity bond	11,215
Custodian fees	7,180
Other	3,537
TOTAL EXPENSES		1,665,552
NET INVESTMENT INCOME		244,004
REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments		6,631,782
Change in net unrealized appreciation/
depreciation of investments		7,232,091
NET GAIN ON INVESTMENTS		13,863,873
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS		$14,107,877

See accompanying notes to financial statements.

1-800-624-4190 • www.blu.com	17

BLUE CHIP VALUE FUND, INC

STATEMENTS OF CHANGES IN NET ASSETS
	For the
	Nine Months	For the
	Ended	Year Ended
	September 30,	December 31,
	2007*	2006

Increase in net assets
from operations:
Net investment income	$244,004	$511,118
Net realized gain from securities transactions	6,631,782	4,058,061
Change in net unrealized appreciation
or depreciation of investments	7,232,091	14,782,873
	14,107,877	19,352,052

Decrease in net assets from distributions
to stockholders from:
Net investment income	(203,677)	(511,118)
Net realized gain on investments	—	(3,514,240)
Return of capital	—	(12,139,609)
Undesignated (Note 1)	(7,969,535)	—
	(8,173,212)	(16,164,967)

Increase in net assets from common
stock transactions:
Net asset value of common stock issued to
stockholders from reinvestment of dividends
(311,375 and 398,849 shares issued, respectively)	1,813,560	2,267,911
	1,813,560	2,267,911

NET INCREASE IN NET ASSETS	7,748,225	5,454,996

NET ASSETS
Beginning of year	160,663,356	155,208,360
End of year (including undistributed net
investment income of $40,516 and $0,
respectively)	$168,411,581	$160,663,356

*Unaudited.

See accompanying notes to financial statements.

18	Third Quarter Report September 30, 2007

BLUE CHIP VALUE FUND, INC.

STATEMENT OF CASH FLOWS
For the Nine Months Ended September 30, 2007 (Unaudited)

Cash Flows from Operating Activities
Net increase in net assets from operations	$14,107,877
Adjustments to reconcile net increase in net
assets from operations to net cash provided
by operating activities:
Purchase of investment securities	(50,860,846)
Proceeds from disposition of
investment securities	58,543,227
Net purchase of short-term investment securities	(3,096,956)
Proceeds from class-action
litigation settlements	215,218
Net realized gain from securities investments	(6,631,782)
Net change in unrealized appreciation
on investments	(7,232,091)
Decrease in dividends and interest receivable	88,167
Decrease in other assets	9,317
Increase in payable for securities purchased	3,167,898
Decrease in advisory fee payable	(1,323)
Decrease in administrative fee payable	(255)
Decrease in accrued Compliance Officer fees	(1,542)
Increase in other accrued expenses and payables	11,059
Net cash provided by operating activities	8,317,968

Cash Flows from Financing Activities
Proceeds from bank borrowing	11,170,000
Repayment of bank borrowing	(8,925,000)
Cash distributions paid	(10,562,968)
Net cash used in financing activities	(8,317,968)

Net increase in cash	0
Cash, beginning balance	0
Cash, ending balance	0

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $1,813,560.

See accompanying notes to financial statements.

1-800-624-4190 • www.blu.com	19

BLUE CHIP VALUE FUND, INC.

FINANCIAL HIGHLIGHTS
For the
Nine Months
Ended
Per Share Data	September 30,
(for a share outstanding throughout each period)	2007(1)
Net asset value – beginning of period	$5.73
Investment operations(2)
Net investment income	0.01
Net gain (loss) on investments	0.49
Total from investment operations	0.50
Distributions
From net investment income	(0.01)
From net realized gains on investments	—
Return of capital	—
Undesignated	(0.28)
Total distributions	(0.29)
Capital Share Transactions
Dilutive effects of rights offerings	—
Offering costs charged to paid in capital	—
Total capital share transactions	—
Net asset value, end of period	$5.94
Per share market value, end of period	$6.06

Total investment return(3) based on:
Market Value	6.8%(4)
Net Asset Value	8.8%(4)
Ratios/Supplemental data:
Ratio of total expenses to average net assets(5)	1.35%*
Ratio of net investment income to average net assets	0.20%*
Ratio of total distributions to average net assets	6.64%*(6)
Portfolio turnover rate(7)	28.98%
Net assets – end of period (in thousands)	$168,412

See accompanying notes to financial statements.

*Annualized.
(1) Unaudited.
(2) Per share amounts calculated based on average shares outstanding during the period.

(3)  Total investment return is calculated assuming a purchase of common stock on the opening periods where there is an increase in the discount or a decrease in the premium of the market value to distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Please note that the Fund's total investment return does not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

20	Third Quarter Report September 30, 2007

For the year ended December 31,
2006	2005	2004	2003	2002
$5.62	$5.76	$5.58	$4.85	$6.94

0.02	0.01	0.03	0.01	0.04
0.67	0.42	0.71	1.23	(1.40)
0.69	0.43	0.74	1.24	(1.36)

(0.02)	(0.02)	(0.03)	(0.01)	(0.04)
(0.13)	(0.11)	(0.53)	—	—
(0.43)	(0.44)	—	(0.50)	(0.52)
—	—	—	—	—
(0.58)	(0.57)	(0.56)	(0.51)	(0.56)

—	—	—	—	(0.16)
—	—	—	—	(0.01)
—	—	—	—	(0.17)
$5.73	$5.62	$5.76	$5.58	$4.85
$5.96	$6.31	$6.68	$6.14	$4.59

4.6%	3.7%	19.2%	46.9%	(32.2%)
12.9%	7.1%	13.1%	26.4%	(20.6%)

1.36%	1.33%	1.12%	1.13%	0.93%
0.32%	0.21%	0.57%	0.27%	0.64%
10.25%	10.13%	10.16%	10.07%	10.15%
36.54%	40.96%	115.39%	52.58%	65.86%
$160,663	$155,208	$156,903	$150,057	$128,713

(4) Total returns for periods less than one year are not annualized.

(5)  For the period ended September 30, 2007 and years ended December 31, 2006, 2005 and 2004, the ratio of total expenses to average net assets excluding interest expense was 0.92% (annualized), 0.92%, 0.97% and 0.99% respectively. For all prior years presented, the interest expense if any, was less than 0.01%.

(6)  Due to the timing of the quarterly ex-distribution dates, only two quarterly distributions were recorded during the nine months ended September 30, 2007. Please see Note 6 concerning details for the October 2007 distribution.

(7)   A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) during the year and dividing it by the monthly average of the market value of the portfolio securities during the year. Purchases and sales of investment securities (excluding short-term securities) for the nine months ended September 30, 2007 were $50,860,846 and $58,543,227, respectively.

1-800-624-4190 • www.blu.com	21

BLUE CHIP VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

September 30, 2007 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Blue Chip Value Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation – All securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open. Listed securities are generally valued at the last sales price as of the close of regular trading on the NYSE. Securities traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) are generally valued at the NASDAQ Official Closing Price (“NOCP”). In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices.

     Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

     When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors. Factors which may be considered when determining the fair value of a security include (a) the fundamental data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; (c) the market value at date of purchase; (d) information as to any transactions or offers with respect to the security or comparable securities; and (e) any other relevant matters.

Investment Transactions – Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the “specific identification” basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income, which includes interest earned on money market funds, is accrued and recorded daily.

Federal Income Taxes – The Fund intends to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no provision has been made for federal income taxes.

22	Third Quarter Report September 30, 2007

     The tax character of the distributions paid was as follows:

	Nine Months
	Ended	Year Ended
	September 30,	December 31,
	2007	2006
Distributions paid from:
Ordinary income	$203,677	$960,443
Long-term capital gain	—	3,064,915
Return of capital	—	12,139,609
Undesignated	7,969,535	—
Total	$8,173,212	$16,164,967

     The tax character of the distributions paid as “undesignated” will be determined at the fiscal year ending December 31, 2007.

     As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$40,327
Accumulated net realized gain	5,860,392
Net unrealized appreciation/(depreciation)	38,906,153
Total	$44,806,872

     The difference between book basis and tax basis is attributable to the tax deferral of losses on wash sales.

Distributions to Stockholders – Distributions to stockholders are recorded on the ex-dividend date.

     The Fund currently maintains a “managed distribution policy” which distributes at least 2.5% of its net asset value quarterly to its stockholders. These fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and will be classified to conform to the tax reporting requirements of the Internal Revenue Code.

     Denver Investment Advisors LLC (“DenverIA”) generally seeks to minimize realized capital gain distributions without generating capital loss carryforwards. As such, if the Fund’s total distributions required by the fixed quarterly payout policy for the year exceed the Fund’s “current and accumulated earnings and profits,” the excess will be treated as non-taxable return of capital, reducing the stockholder’s adjusted basis in his or her shares. Although capital loss carryforwards may offset any current year net realized capital gains, such amounts do not reduce the Fund’s “current earnings and profits.” Therefore, to the extent that current year net realized capital gains are offset by capital loss carryforwards, such excess distributions would be classified as taxable ordinary income rather than non-taxable return of capital. In this situation, the Fund’s Board of Directors would consider that factor, among others, in determining whether to retain, alter or eliminate the “managed distribution policy.” The Fund’s distribution policy may be changed or terminated at the discretion of the Fund’s Board of Directors. At this time, the Board of Directors has no plans to change the current policy.

1-800-624-4190 • www.blu.com	23

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures made in the accompanying notes to the financial statements. Actual results could differ from those estimates.

2. UNREALIZED APPRECIATION AND DEPRECIATION OF  INVESTMENTS (TAX BASIS)

As of September 30, 2007:
Gross appreciation (excess of value over tax cost)	$40,109,951
Gross depreciation (excess of cost over tax value)	(1,203,798)
Net unrealized appreciation/(depreciation)	$38,906,153
Cost of investments for income tax purposes	$143,288,724

3. INVESTMENT ADVISORY AND ADMINISTRATION SERVICES

     The Fund has an Investment Advisory Agreement with Denver Investment Advisors LLC (“DenverIA”), whereby a management fee is paid to DenverIA based on an annual rate of 0.65% of the Fund’s average weekly net assets up to $100,000,000 and 0.50% of the Fund’s average weekly net assets in excess of $100,000,000. The management fee is paid monthly based on the average of the net assets of the Fund computed as of the last business day the New York Stock Exchange is open each week. Certain officers and a director of the Fund are also officers of DenverIA.

     ALPS Fund Services, Inc. (“ALPS”) and DenverIA serve as the Fund’s co-administrators. The Administrative Agreement includes the Fund’s administrative and fund accounting services. The administrative services fee is based on an annual rate for ALPS and DenverIA, respectively, of 0.0855% and 0.01% of the Fund’s average daily net assets up to $75,000,000, 0.04%, and 0.005% of the Fund’s average daily net assets between $75,000,000 and $125,000,000, and 0.02% and 0.005% of the Fund’s average daily net assets in excess of $125,000,000 plus certain out-of-pocket expenses. The administrative service fee is paid monthly.

     The Directors have appointed a Chief Compliance Officer who is also Treasurer of the Fund and an employee of DenverIA. The Directors agreed that the Fund would reimburse DenverIA a portion of his compensation for his services as the Fund’s Chief Compliance Officer.

24	Third Quarter Report September 30, 2007

4. LOAN OUTSTANDING

     The Fund has a line of credit with The Bank of New York Mellon (“BONY”) in which the Fund may borrow up to the lesser of $15,000,000 or the maximum amount the Fund is permitted to borrow under the Investment Company Act of 1940. The interest rate resets daily at overnight Federal Funds Rate plus 0.825%. The borrowings under the BONY loan are secured by a perfected security interest on all of the Fund’s assets.

Details of the loan outstanding are as follows:
		Average for the
		Nine Months
	As of	Ended
	September 30,	September 30,
	2007	2007

Loan outstanding	$10,525,000	$11,320,192
Interest rate	5.76%*	6.04%
% of Fund’s total assets	5.77%	6.21%
Amount of debt per share outstanding	$0.37	$0.40
Number of shares outstanding (in thousands)	28,333	28,220**

**Annualized
**Weighted average

5. NEW ACCOUNTING PRONOUNCEMENTS

     Effective January 2, 2007, the Fund adopted FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes,” which requires that the financial statement effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of FIN 48. The Fund files income tax returns in the U.S. federal jurisdiction and the State of Colorado. For the years ended December 31, 2002 through December 31, 2006, the Fund’s federal and Colorado returns are still open to examination by the appropriate taxing authority. However, to our knowledge there are currently no federal or Colorado income tax returns under examination.

     In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”). SFAS No. 157 defines fair value for securities in the Fund’s portfolio, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurement. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact adoption of SFAS No. 157 will have on the Fund’s financial statement disclosures.

1-800-624-4190 • www.blu.com	25

6. SUBSEQUENT EVENT

     The Fund declared a distribution of $0.15 per share on October 1, 2007. The distribution is payable on October 26, 2007. Of the total distribution, approximately $0.0014 represents net investment income for the third quarter and the remaining undesignated portion is paid from capital surplus. If the Fund’s total distributions for the year exceed its net investment income and net realized capital gains for the year, all or a portion of the undesignated distributions may constitute a non-taxable return of capital. A return of capital distribution would not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” As of September 30, 2007, the undesignated portion of the distribution would include approximately 35.87% from net realized capital gains and 63.20% from paid in capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the year and may be subject to changes based on tax regulations.

26	Third Quarter Report September 30, 2007

1-800-624-4190 • www.blu.com	27

28	Third Quarter Report September 30, 2007